Eaton Vance Strategic Income Fund Supplement to Prospectus dated March 1, 2010

1. The first paragraph of “Investment Objective & Principal Policies and Risks” is replaced with the following:

A statement of the investment objective and principal investment strategies and risks of the Fund is set forth in the Fund Summary above. The Fund currently seeks its objective by primarily investing in one or more of the following Portfolios:

  Boston Income Portfolio;
  Build America Bond Portfolio;
  Emerging Markets Local Income Portfolio;
  Floating Rate Portfolio;
  Global Macro Portfolio;
  Global Macro Absolute Return Advantage Portfolio;
  Global Opportunities Portfolio;
  High Income Opportunities Portfolio;
  International Income Portfolio;
  Investment Grade Income Portfolio;
  Investment Portfolio; and
  Multi-Sector Portfolio.

2. The following is added to “Investment Objectives and Policies” under “Portfolio Overview” in Appendix A:

Global Macro Absolute Return Advantage Portfolio.  Global Macro Absolute Return Advantage Portfolio’s investment objective is total return. The Portfolio seeks its objective by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Portfolio’s investments will normally consist primarily of positions in the debt, currencies and interest rates of sovereign nations. The Portfolio also may invest in corporate debt and equity, municipal obligations and commodities-related investments. The Portfolio expects to achieve certain exposures primarily through derivative transactions, including (but not limited to) forward foreign currency exchange contracts and credit default swaps, which may create substantial economic leverage in the Portfolio. The Portfolio may engage in derivative transactions to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Portfolio’s use of derivatives may be extensive. Under normal market conditions, the Portfolio invests at least 40% of its net assets in foreign investments and may have significant exposure to foreign currencies. The Portfolio’s investments may be highly concentrated in a particular geographic region or country, including less-developed countries. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending, and is authorized to borrow on a non-recourse basis for investment purposes. For purposes of determining compliance with the foregoing, the absolute value of the notional amount of long and short derivative positions will be treated as Portfolio investments. The Portfolio employs an absolute return investment approach.

Absolute return strategies benchmark their performance primarily against short-term cash instruments, adjusting to compensate for the amount of investment risk assumed. Relative return strategies, by contrast, seek to outperform a designated stock, bond or other market index, and measure their performance primarily in relation to such benchmark. Over the long term, the investment performance of absolute return strategies would typically be expected to be substantially independent of movements in the stock and bond market. In making investment decisions on behalf of the Portfolio, the investment adviser utilizes macroeconomic and political analysis to identify investment opportunities throughout the world, including both developed and emerging markets. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, commodities or other instruments), including liquidity, in determining the most efficient means for achieving desired exposures.

3. The following is added to “Management” under “Portfolio Overview” in Appendix A:

Global Macro Absolute Return Advantage Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee as follows:

Annual Advisory Fee Rate
Average Daily Net Assets	(for each level)

up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%

BMR also serves as investment adviser of the Subsidiary. The investment advisory fee payable under the Subsidiary’s investment advisory agreement is the same as the fee payable under the Portfolio’s investment advisory agreement. In determining the Portfolio and Subsidiary’s investment advisory fee, the applicable advisory fee rate is determined based on the average daily net assets of the Portfolio (inclusive of the Subsidiary). However, the applicable fee rate is assessed on the Portfolio’s average daily net assets exclusive of its interest in the Subsidiary. The portfolio managers of the Fund and the Portfolio are Mark S. Venezia, John R. Baur, Michael A. Cirami and Eric A. Stein (since inception in August 2010).

August 31, 2010